Exhibit 10.1
EXECUTION COPY
LENDER JOINDER AGREEMENT
This LENDER JOINDER AGREEMENT (“Agreement”) is entered into as of December 16, 2013, among AMERICAN RESIDENTIAL LEASING COMPANY, LLC, a Delaware limited liability company (the “Borrower”), AMERICAN RESIDENTIAL PROPERTIES, INC., a Maryland corporation (the “Parent”), as a Guarantor, AMERICAN RESIDENTIAL GP, LLC, a Delaware limited liability company (“American Residential GP”), as a Guarantor, AMERICAN RESIDENTIAL PROPERTIES OP, L.P., a Delaware limited partnership (the “Operating Partnership”), as a Guarantor, AMERICAN RESIDENTIAL PROPERTIES TRS, LLC, a Delaware limited liability company (“American Residential TRS”), as a Guarantor (the Guarantors and the Borrower, collectively, the “Loan Parties” and each individually, a “Loan Party”), JPMORGAN CHASE BANK, N.A. (the “New Lender”) and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and as L/C Issuer.
WITNESSETH
WHEREAS, a revolving credit facility has been extended to the Borrower pursuant to the Amended and Restated Credit Agreement, dated as of September 17, 2013 (as amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”), among the Loan Parties, the Lenders identified therein, the Administrative Agent, and Bank of America, N.A. as L/C Issuer;
WHEREAS, pursuant to Section 2.14 of the Credit Agreement, the Borrower is permitted to increase the Aggregate Commitments by up to $210,000,000 with additional Commitments and has requested that the New Lender provide an additional Commitment of $40,000,000 under the Credit Agreement; and
WHEREAS, the New Lender is willing to provide a $40,000,000 Commitment under the Credit Agreement.
NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Defined Terms. Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.
2.    Revolving Commitment. The New Lender hereby agrees that from and after the date hereof, the New Lender shall have a Commitment of $40,000,000 with respect to the Credit Agreement (the “Revolver Increase”). The Loan Parties and the New Lender hereby acknowledge, agree and confirm that the New Lender shall from and after the date hereof be a party to the Credit Agreement and a “Lender” for all purposes of the Credit Agreement and the other Loan Documents, and shall have all of the rights and obligations of a Lender under the Credit Agreement and the other Loan Documents as if the New Lender had executed the Credit Agreement.
3.    Representations and Warranties of New Lender. The New Lender (a) represents and warrants that (i) it is an Eligible Assignee, has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.01 of the Credit Agreement, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Agreement, and (ii) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement; and (b) agrees that it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents.
4.    Conditions Precedent. This Agreement shall be effective as of the date hereof upon satisfaction of each of the following conditions precedent:
(a)    receipt by the Administrative Agent of this Agreement executed by the Loan Parties, the New Lender, the L/C Issuer and the Administrative Agent;
(b)    receipt by the Administrative Agent of a certificate signed by a Responsible Officer of each Loan Party (A) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to the Revolver Increase contemplated by this Agreement, and (B) certifying that, before and after giving effect to such Revolver Increase, (x) the representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the effective date of this Agreement, except to the extent that (1) such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, (2) any representation or warranty that is already by its terms qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects as of such date after giving effect to such qualification and (3) the representation and warranty contained in subsection (a) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsection (a) or (b) of Section 6.01 of the Credit Agreement, and (y) as of the effective date of this Agreement, no Default exists;
(c)    receipt by the Administrative Agent, for the account of the New Lender, a fee (the “New Lender Upfront Fee”) equal to $200,000;
(d)    receipt by the Arranger of all fees payable to the Arranger in connection with the Revolver Increase pursuant to and in accordance with the terms of the Fee Letter; and
(e)    receipt by the Administrative Agent of an Administrative Questionnaire completed by the New Lender and any documentation required to be delivered by the New Lender pursuant to Section 3.01 of the Credit Agreement;
5.    Reaffirmation of Obligations. The Borrower and each of the other Loan Parties, as to itself only, (a) acknowledges and consents to all of the terms and conditions of this Agreement, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge the Borrower’s or such other Loan Party’s obligations under the Loan Documents.
6.    Reaffirmation of Security Interests. The Borrower and each of the other Loan Parties, as to itself only, (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (b) agrees that this Agreement shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.
7.    Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.
8.    Governing Law. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
[Signature Pages Follow]

IN WITNESS WHEREOF, the Borrower, the Guarantors, the New Lender and the Administrative Agent have caused this Agreement to be executed by their officers thereunto duly authorized as of the date hereof.

BORROWER:
AMERICAN RESIDENTIAL LEASING COMPANY, LLC

	By:	/s/ Stephen G. Schmitz
Name: Stephen G. Schmitz
Title: Chief Executive Officer

[Signature Pages to Lender Joinder Agreement]

GUARANTORS:	AMERICAN RESIDENTIAL PROPERTIES, INC.

	By:	/s/ Stephen G. Schmitz
Name: Stephen G. Schmitz
Title: Chief Executive Officer

AMERICAN RESIDENTIAL GP, LLC

	By:	/s/ Stephen G. Schmitz
Name: Stephen G. Schmitz
Title: Chief Executive Officer

AMERICAN RESIDENTIAL PROPERTIES OP, L.P.

By: American Residential GP, LLC, its general partner

	By:	/s/ Stephen G. Schmitz
Name: Stephen G. Schmitz
Title: Chief Executive Officer

AMERICAN RESIDENTIAL PROPERTIES TRS, LLC

	By:	/s/ Stephen G. Schmitz
Name: Stephen G. Schmitz
Title: Chief Executive Officer

[Signature Pages to Lender Joinder Agreement]

NEW LENDER:	JPMORGAN CHASE BANK, N.A., as a Lender

	By:	/s/ Chiara Carter
Name: Chiara Carter
Title: Vice President

[Signature Pages to Lender Joinder Agreement]

ADMINISTRATIVE AGENT AND L/C ISSUER:
BANK OF AMERICA, N.A., as a Administrative Agent and L/C Issuer

	By:	/s/ Michael J. Kauffman
Name: Michael J. Kauffman
Title: Vice President

[Signature Pages to Lender Joinder Agreement]